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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 22, 2009

MARKWEST ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver CO 80202
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 303-925-9200

Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On January 22, 2009, the Board of Directors (the "Board") of MarkWest Energy GP, L.L.C. (the "General Partner"), in its capacity as general partner of MarkWest Energy Partners, L.P. (the "Partnership"), approved fiscal year 2008 short-term and long-term executive incentive awards for the Partnership's Named Executive Officers(1) ("NEOs"). The Board also set the NEOs' 2009 base salaries and extended the Partnership's long term incentive compensation program for fiscal year 2009, but deferred the determination of target awards under the Partnership's short-term incentive program pending the determination of the specific performance targets for fiscal 2009.

(1)
The General Partner's executives are solely employed by MarkWest Hydrocarbon, Inc., a wholly owned subsidiary of the Partnership. The executives perform management services for the Partnership and are reimbursed under the Services Agreement between MarkWest Hydrocarbon, Inc. and the General Partner. Under the Services Agreement, the General Partner causes the Partnership to reimburse MarkWest Hydrocarbon, Inc. for the executives' base and incentive compensation. Additionally, the Partnership awards long-term equity incentive compensation to the executives under its Long Term Incentive Plan.

        For 2008, the MarkWest executives' short-term incentive awards were based upon three key performance metrics: 1) the Partnership's distributable cash flow; 2) achievement of agreed-upon strategic and corporate performance goals; and 3) each executive's departmental and individual goals and performance. The 2008 targets for the NEOs' short-term cash incentive awards were established by the Board at the beginning of the year. The Partnership CEO's short-term cash incentive award target was set at 75% of base salary for achievement of base-plan performance goals and up to an additional 50% of base salary for stretch performance (achieving 125% of the base-plan goal). The remaining NEOs' short-term incentive award targets were set at 60% of base salary for achievement of base-plan performance goals and up to an additional 40% of base salary for achievement of stretch performance.

        The Board determined short-term incentive awards for fiscal 2008 performance pursuant to the Partnership's previously disclosed short-term incentive program. While the Partnership's actual fiscal 2008 financial performance was above the target performance goals and most of the corporate and non-financial individual goals and objectives were achieved, the Partnership did not achieve the targeted top-quartile performance with respect to the Partnership's total return as compared to the Partnership's peers. Based upon such performance and general economic conditions, the Board exercised its negative discretion and awarded each of the NEOs short-term cash incentive awards at 10% less than the targeted award, resulting in short-term cash incentive awards of $303,750 to the Partnership's Chief Executive Officer, Frank M. Semple and awards of $162,000 to each of the Partnership's other NEOs: Nancy K. Buese (Senior Vice President and Chief Financial Officer), Randy S. Nickerson (Senior Vice President and Chief Commercial Officer), John C. Mollenkopf (Senior Vice President and Chief Operations Officer) and C. Corwin Bromley (Senior Vice President and General Counsel).

        The 2008 long-term incentive equity awards were made pursuant to the Board's senior executive and key employee long-term incentive program approved in 2007 and made effective in 2008 under the Partnership's 2008 Long Term Incentive Plan. This program granted the Partnership's Chief Executive Officer (the "CEO"), Mr. Semple, Ms. Buese and Messrs. Nickerson, Mollenkopf and Bromley 150,000 90,000, 120,000, 120,000, and 90,000 MarkWest Energy Partners, L.P. phantom units, respectively. These phantom units are subject to vesting on both a time-based and a performance-based basis, vesting in three equal vesting installments on each January 31 over the three year vesting period beginning on January 31, 2009. Forty percent (40%) of each installment is time-based, subject to continued employment over the vesting period; and sixty percent (60%) of each installment is performance-based. The performance-based portion of each vesting installment is based ninety percent (90%) upon the achievement of designated annual distributable cash flow per common unit targets, and ten percent (10%) upon the Board's exercise of discretion.

        The Board approved the January 31, 2009 first vesting installment of the time-based portion of such vesting installment (40% of the target award) for each of our NEOs, as each was employed as of the vesting date. With respect to the performance-based portion of such vesting installment, the Board determined that the specified 2008 financial targets had been achieved, and ratified the vesting of 90% of the performance-based portion of such vesting installment, but the Board exercised its discretion and did not award the final 10% of the performance-based portion of such vesting installment, reflecting the Board's recognition of the Partnership's lower performance metric of total return relative to its peers and of current economic and market conditions. The Board's determination resulted in the approved vesting for Mr. Semple, Ms. Buese and Messrs. Nickerson, Mollenkopf and Bromley of 47,000, 28,200, 37,600, 37,600, and 28,200 phantom units, respectively.

        The Board also approved the following 2009 executive compensation elements: (i) fiscal 2009 base salaries at levels unchanged from those set for fiscal 2008, resulting in salaries for Mr. Semple of $450,000 and for each of Ms. Buese and Messrs. Nickerson, Mollenkopf and Bromley, $300,000, and (ii) the long-term executive incentive program was extended by layering on an additional year awards of 50,000, 30,000, 40,000, 40,000 and 30,000 phantom units, for Mr. Semple, Ms. Buese and Messrs. Nickerson, Mollenkopf and Bromley, respectively, having a vesting date of January 31, 2012 with 40% vesting on a time-based schedule and 60% vesting on a performance-based basis.

 SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)
	By:	MarkWest Energy G.P., L.L.C., Its General Partner
Date: January 28, 2009	By:	/s/ NANCY K. BUESE Nancy K. Buese Senior Vice President and Chief Financial Officer

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  ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURE